AGREEMENT

                             BETWEEN

               Clancy Systems International, Inc.
                       2250 S. Oneida #308
                     Denver, Colorado 80224

                               and

                       City of Cicero, Illinois




This Agreement made and entered into this 13th day of February, 1996, by and between the City of Cicero, Illinois, hereinafter referred to as the "City" and Clancy Systems International, Inc., hereinafter referred to as the "Company".

                           WITNESSETH


     WHEREAS, the volume of parking violations now being issued and handled by the City has reached a level that an automated system for the issuance and processing of parking citations may be cost effective; and

     WHEREAS,  the  Company  is in the business  of  providing  a computerized  parking  control and enforcement systems  that  may
prove  to   be  effective  and  compliment  the  City's   parking
operations; and

     WHEREAS,  the  City  desires  to  engage  the  Company   for
management of it's on-street parking operations; and

     WHEREAS, the Company has evidenced a willingness provide its management services, personnel, hardware, software, vehicles  and
other  essential components to the City for a comprehensive   on-
street parking system.

     NOW,  THEREFORE,  in  consideration  of  mutual   covenants,
promises and agreements herein set forth, it is agreed as follows:

HARDWARE AND ESSENTIAL EQUIPMENT

The Company will provide all ticket issuance devices, computers, LAN's, point of sale equipment, security devices, essential vehicles and other necessary equipment to complement that equipment already provided by the City to enable the on-street parking program to perform at its optimum level.


SUPPLIES

The Company will provide expendable supplies including tickets, envelopes, stationary and batteries.

EQUIPMENT MAINTENANCE

The Company unconditionally warrants all equipment that it provides.

The City shall maintain all equipment that it provides.


PERSONNEL

Refer  to  the  Proposal Document  attached  hereto  and  labeled
Addendum A for personnel provided by City and personnel provided by Clancy and benefits to be provided under each.

SOFTWARE

The Company will produce all custom programming and procedures for both the office computers and data entry terminals to reflect the City's requirements. Company personnel will devote such time as is necessary to familiarize themselves with the City's protocol for citation generation and the general geography and logistics of the City.

The Company will provide ticket management software including ticket management reports, complaint generation, notices, permit information management, as well as other reports as required.

The Company will provide software for cashiering, collection and adjudication programs.

TRAINING

The Company will provide training of all personnel who will be working with the system.


MANAGEMENT

The Company shall provide on-site management for the term of the contract and any renewal period thereof.

OFFICE SPACE

The City will provide office space to the extent that it has currently allocated sufficient office space for its current on-street parking program.

PAYMENT

Clancy agrees to pay the City five hundred fifty thousand dollars ($550,000) for each contract year. Payment shall be made at the beginning of each fiscal year, with the exception of the first year where fifty thousand dollars ($50,000) will be paid when contract is signed, and the remaining five hundred thousand dollars ($500,000) shall be paid at the time the system has been installed and operations have commenced.

NON-DISCRIMINATION CLAUSE

The Company agrees not to discriminate against any employee or applicant for employment because of age, race, creed, color, sex, national origin or ancestry. The Company shall take affirmative action to insure that employees are treated without regard to their age, race, creed, color, national origin, sex or ancestry. Such actions shall include, but not be limited to the following: employment, upgrading, demotion or transfer, of pay or other forms of compensation and selection for training, including apprenticeship.

In the event of the Company's non-compliance with this non-discrimination clause, the contract may be canceled or terminated by the City. The Company may be declared by the City ineligible for further contracts with the City until satisfactory proof of intent to comply shall be made by the Company.

The  Company agrees to include this non-discrimination clause  in
any   subcontracts  connected  with  the  performance   of   this
agreement.


NOTICE

Any written notice provided for hereto shall be deemed properly mailed and delivered when the same is deposited in the United States mail, postage prepaid and properly addressed to the party to whom such notice is directed. Proper address of the two parties shall be as follows:

     The City:  City of Cicero


     Company:   Clancy Systems International, Inc.
                2250 S. Oneida #308
                Denver, CO 80224

PROPERTY  TAX,  SALES  TAX, USE TAX, EXCISE  TAX,  OTHER  SPECIAL
LICENSES

Any property tax due on the hardware placed on City premises for use by the City shall be the responsibility of the City in such event that the City does not have tax exempt status. Should the City fall under tax exempt status provisions, such hardware shall fall under such provisions.

Any applicable sales tax, use tax, excise tax or other special taxes or licensing requirements shall be paid directly by the City to the proper taxing agency. The Company shall not be required to collect, file and transmit such taxes on behalf of the City.

OWNERSHIP

Ownership of all hardware, software, vehicles and other material items provided by the City shall be and remain the property of the City. At the expiration of the contract term, all equipment titled to the City shall remain with the City.

All hardware, software and source code shall and other equipment provided by Clancy shall be and remain at all times the exclusive property of Clancy Systems International, Inc. At the expiration of the contract term, all equipment shall be returned to the Company.


CITY PROVIDED RESPONSIBILITIES

Refer to Addendum A attached hereto.

CLANCY PROVIDED RESPONSIBILITIES

Refer to Addendum A attached hereto

TERM OF AGREEMENT

The term of this Agreement shall be for seven years commencing the 15th day of February, 1996, and ending on the 14th day of February, 2002. Thereafter, until a cancellation notice issued in writing, this contract shall automatically renew from year to year. Any exceptions to be made shall be duly acknowledged in writing by the parties and incorporated as an exhibit to the original contract.

It is hereby agreed, that this Contract shall take effect, and remain in force and effect, from the date of the execution hereof, and further this Contract may be terminated at any time, by either party, upon the giving of thirty (30) days notice, in writing to the other party. Charges will be prorated for any portion of a month that equipment is in place should such cancellation occur.

ATTACHMENTS

Addendum A - Proposal Document
Addendum B - List of City personnel to be provided
             Name, Title, job description
Addendum C - List of City Equipment
             Value and Depreciation Schedules
Addendum D - List of City Vehicles
             Value and Depreciation Schedules
Addendum E - List of Clancy Equipment


ENTIRE AGREEMENT

It is expressly understood and agreed by the parties hereto that the provisions embodied in this Agreement contain all covenants, agreements, obligations and stipulations agreed upon by the parties and upon execution thereof. This Agreement may be modified or amended at any time by mutual agreement in writing of the parties.

This Agreement shall be executed in multiple counterparts each of which shall be deemed an original.

This Agreement shall inure to the benefit of and shall be binding upon the City, the Company and their respective successors and assigns, if such assignment has been approved by both parties.

This agreement shall be governed by and construed in accordance with the laws of the State of Colorado, including its conflict of laws provisions.

In Witness Whereof, the parties have hereunto set their hands and seals.

                         CLANCY SYSTEMS INTERNATIONAL, INC.


                         By /s/s Stanley J. Wolfson
                            President
SEAL
ATTEST:

/s/ Liz Wolfson
          Secretary

CITY OF CICIERO, ILLINOIS


/s/ Betty Loren-Maltese
SEAL
ATTEST:

/s/Mark Moro

/s/ Betty Loren-Maltese
SEAL
ATTEST:

/s/Mark Moro